CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($)	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Sales
Total sales	$ 0	$ 75,000
Cost of goods, including inventory obsolesence	0	0
Gross profit	0	75,000
COST OF OPERATIONS
Research and development	0	0
General and administrative expenses	15,715,315	1,737,426
Selling and marketing	0	2,918
Interest expense	55,819	34,737
Total operating expenses	15,771,134	1,775,081
LOSS FROM OPERATIONS	(15,771,134)	(1,700,081)
OTHER INCOME (EXPENSE)
Royalties and licensing fees	0	(250,000)
Loss on extinguishment of debt	(3,408,559)	0
TOTAL OTHER INCOME (EXPENSE)	(3,408,559)	(250,000)
LOSS BEFORE INCOME TAXES	(19,179,693)	(1,950,081)
PROVISION FOR INCOME TAXES (BENEFIT)	0	0
NET LOSS	$ (19,179,693)	$ (1,950,081)
LOSS PER SHARE
Loss per share, basic and fully diluted	$ (0.51)	$ (0.07)
Weighted average number of common shares outstanding	37,421,421	28,665,384
Consulting Services [Member]
Sales
Total sales	$ 0	$ 75,000
Other Sales [Member]
Sales
Total sales	$ 0	$ 0